NEUBERGER BERMAN
EQUITY FUNDS
EQUITY TRUST
EQUITY ASSETS
EQUITY SERIES

      (INCLUDING  THE  CENTURY,   FOCUS,   GENESIS,   GUARDIAN,   INTERNATIONAL,
      MANHATTAN,   MILLENNIUM,   PARTNERS,   REGENCY,  SOCIALLY  RESPONSIVE  AND
      TECHNOLOGY  SERIES)  (EACH A "FUND")
      SUPPLEMENT TO THE  PROSPECTUS  DATED  DECEMBER 1, 1999

NEUBERGER BERMAN
INCOME FUNDS
INCOME TRUST

      (INCLUDING CASH RESERVES, GOVERNMENT MONEY FUND, HIGH YIELD BOND FUND, MUNICIPAL MONEY FUND AND MUNICIPAL SECURITIES TRUST AND THE INSTITUTIONAL CASH AND LIMITED MATURITY BOND SERIES) (EACH A "FUND")
      SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2000

Each fund's board of trustees has determined that it would be beneficial for the funds to operate in the more common "multi-class" structure rather than the current "master/feeder" structure. This reorganization to the multi-class structure will be submitted to shareholders of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, Neuberger Berman Equity Series and Neuberger Berman Income Trust for approval at a meeting on October 31, 2000.

The goal of the reorganization is to make the funds more efficient to operate and the structure easier to understand. This reorganization would have little effect on your investment in a fund, nor would it increase the fees you currently pay to invest in the fund. Immediately after the reorganization, you would own the same number of shares, having the same dollar value as you did immediately before the reorganization. These shares will represent an interest in the same portfolio of investment securities. The same individuals at NB Management would continue to provide investment advisory and shareholder services, and your rights as a shareholder would remain essentially unchanged.

Currently, each fund is a "feeder fund", meaning that, instead of holding investment securities directly, it invests in a corresponding "master portfolio," which in turn invests in securities. This is one way of gaining greater efficiency by combining shareholder investments from a number of sources into a single investment pool. If the reorganization is approved, each feeder fund would become a class of Equity Funds or Income Funds. For example, if you currently hold shares of Neuberger Berman Guardian Trust, after the Reorganization you will hold Trust Class shares of Neuberger Berman Guardian Fund. Likewise, if you are a shareholder of Neuberger Berman Limited Maturity Bond Trust, then after the reorganization, you would hold Trust class shares of Neuberger Berman Limited Maturity Bond Fund. The multi-class structure is another way of gaining efficiency by combining investments from different sources; it is now the more common way of doing it in the investment company industry and, because of changes in regulatory requirements, it is now the simpler way of doing it.

The following additional proposals will be considered at the October 31 meeting of shareholders:

1. Shareholders of ALL NEUBERGER BERMAN FUNDS will be voting to elect a Board of Trustees.

2. Shareholders of ALL NEUBERGER BERMAN FUNDS will consider whether to approve a change in the fundamental policy on diversification of investments, so as to permit the funds to invest to a greater extent in shares of another investment company.

3. Shareholders of NEUBERGER BERMAN GENESIS, GUARDIAN, AND PARTNERS TRUSTS will vote on a distribution and shareholders services plan under which the fund would be authorized to pay up to one-tenth of 1% of its net assets each year to support those services. If a fund approves this plan, that fund's fees (or the fees of the new class, assuming the reorganization is also approved) would increase by that amount.

4. Shareholders of NEUBERGER BERMAN CASH RESERVES will be voting to change the investment policies to permit the fund to concentrate its investments in the financial services sector.

5. Shareholders of NEUBERGER BERMAN GOVERNMENT MONEY FUND will be voting to change the fund's investment policies: (a) to permit investment in any securities guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, rather than just those backed by the full faith and credit of the U.S. Treasury, as is now the case; (b) to permit the use of repurchase agreements; (c) to permit the use of borrowing; and (d) to permit the fund to lend portfolio securities.

Only shareholders as of August 15, 2000 are entitled to vote at the October 31 meeting. If you did not own shares of any Neuberger Berman fund on that date, you will not receive proxy materials. However, sometime after the meeting, you will receive a new prospectus reflecting the changes that have been approved. As always, we urge you to read it carefully. Among other things, it will describe any risks associated with newly approved changes to the investment program of your fund.

                                 THE DATE OF THIS SUPPLEMENT IS AUGUST 16, 2000.

                                                                NEUBERGER BERMAN
                                                     Neuberger Berman Management
                                                      605 Third Avenue 2nd Floor
                                                         New York, NY 10158-0180